Exhibit 10.14

AMENDMENT NO. 1 TO LOAN AGREEMENT

February 6, 2024

This AMENDMENT NO. 1 (the “Amendment”) to the Loan Agreement dated as of June 15, 2023 (the “Loan Agreement”) is made and entered into as of February 6, 2024 in Beichen District, Tianjin, the People’s Republic of China, by and between PROFUSA, Inc. as the Borrower (the “Borrower”) and Tasly (International) Healthcare Investment & Development Company Limited as the Lender (the “Lender”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.

WHEREAS, the Parties hereto have entered into the Loan Agreement on June 15, 2023, in which the Lender agrees to provide to the Borrower and the Borrower agrees to accept the Loan with the total capped amount of USD one million six hundred thousand ONLY ($1,600,000,00);

WHEREAS, Section 16 of the Loan Agreement provides that the Loan Agreement may be amended only by a written agreement executed by each of the Parties thereto; and

WHEREAS, the Lender and the Borrower desire to amend the Loan Agreement as set forth in this Amendment.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendment.

(a) Whereas of the Loan Agreement is hereby amended and restated in its entirety as follows:

In accordance with the terms and conditions provided herein, the Lender agrees to provide to the Borrower and the Borrower agrees to accept the Loan with the total capped amount of USD one million six hundred and sixteen thousand four hundred and ninety ONLY ($1,616,490.00).

(b) The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Loan” refers to the loans made or to be made available to the Borrower under this Agreement in a principal amount of up to USD one million six hundred and sixteen thousand four hundred and ninety ONLY($1,616,490.00) as described in Article 2.1 of this Agreement;

“Loan Maturity Date” means March 31, 2024 for the first three withdrawals with the amount of USD one million six hundred thousand ONLY ($1,600,000.00) which has been provided to the Borrower and transferred into the Borrower’s bank account before the execution date of this Amendment; and March 31, 2024 for the last withdrawal with the amount of USD sixteen thousand four hundred and ninety ONLY ($16,490.00) which has not been provided to the Borrower or transferred into the Borrower’s bank account as of the execution date of this Amendment. The Loan can be repaid in advance or the Parties may also execute a supplementary agreement to agree on extension.

(c) The Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

The Lender, at the request of the Borrower, agrees to provide multiple Loan to the Borrower at different times agreed in this Agreement with a total capped amount of the Loan of USD one million six hundred and sixteen thousand four hundred and ninety ONLY ($1,616,490.00).

(d) The Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

After the execution of this Agreement, if the Borrower wishes to make a withdrawal in a month, the Borrower shall accurately and truly submit the Request for Withdrawal in the form of Schedule 1 and any other documents or materials requested by the Lender (including but not limited to description of the Borrower’s operation in the previous month, description of the progress of the transactions contemplated by the Merger Agreement) in that month for the Lender’s review. After reviewing and approving the aforementioned documents or materials, the Lender will provide the Loan requested by the Borrower within five (5) Working Days. The requested withdraw is arranged as follows: USD one million ONLY ($1,000,000.00) for the first withdrawal, USD three hundred thousand and ninety ONLY ($300,000.00) for each of the next two withdrawals, and USD sixteen thousand four hundred ONLY ($16,490,000) for the last withdrawal. The Borrower is limited to make one request per month only, and the total capped amount of the Loan is USD one million six hundred and sixteen thousand four hundred and ninety ONLY ($1,616,490.00).

(e) The Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

The Borrower shall make the first three withdrawal requests by August 31, 2023 and the last withdrawal request by February 25, 2024. The Lender will not provide any of the Loan if the request is made after the aforementioned deadline.

(f) The second and third paragraph of the Schedule 1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

For the purpose of Article 2.1 of the Loan Agreement, the Lender, at the request of the Borrower, agrees to provide multiple Loan to the Borrower at different times as agreed in the Loan Agreement with a total capped amount of the Loan of USD one million six hundred and sixteen thousand four hundred and ninety ONLY ($1,616,490.00) (the “Loan”).

In addition, in accordance with Article 2.2 of the Loan Agreement, if the Borrower wishes to make a withdrawal in a month, the Borrower shall accurately and truly submit this Request for Withdrawal and any other documents or materials requested by the Lender (including but not limited to description of the Borrower’s operation in the previous month, description of the progress of the transactions contemplated by the Merger Agreement) in that month for the Lender’s review. After reviewing and approving the aforementioned documents or materials, the Lender will provide the Loan requested by the Borrower within five (5) Working Days. The requested withdraw is arranged as follows: USD one million ONLY ($1,000,000.00) for the first withdrawal, USD three hundred thousand ONLY ($300,000.00) for each of the next two withdrawals, and USD sixteen thousand four hundred and ninety ONLY ($16,490.00) for the last withdrawal. The Borrower is limited to make one request per month only, and the total capped amount of the Loan is USD one million six hundred and sixteen thousand four hundred and ninety ONLY ($1,616,490.00).

2. No Other Amendments, etc. Except as provided in this Amendment, the Loan Agreement shall remain unmodified and in full force and effect, and the execution of this Amendment is not a waiver by the Lender and the Borrower of any of the terms of provisions of the Loan Agreement and each Party hereto reserves any and all other rights and remedies available to it under the Loan Agreement. All reference in and to the Loan Agreement (including any annexes, exhibits or schedules thereto) shall be deemed to be references to the Loan Agreement as amended by this Amendment. If there is any difference between this Amendment and the Loan Agreement, this Amendment shall prevail.

3. Governing Law. This Amendment and the legal relations among the Parties hereto with respect to this Amendment will be governed by construed in accordance with the provisions contained in Section 17 of the Loan Agreement.

4. Counterparts. This Amendment may be executed in counterparts with the same effect as if the Parties hereto had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one (1) and the same instrument. Any such counterpart, to the extent delivered by means of e-mail with attachment with .pdf, .tif, .gif, .jpeg, (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of this Amendment, and each Party hereto forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Signed by
)
[Kaijing Yan ] for and on behalf of the Lender
)
[Tasly (International) Healthcare Investment & Development Company Limited]
)

/s/ Kaijing Yan
Full name:	Kaijing Yan
Title:	Director

Signed by
)
[Ben Hwang] for and on behalf of the Borrower	)
[PROFUSA, Inc]	)

/s/ Ben Hwang
Full name:	Ben Hwang
Title:	Chief Executive Officer

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